SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 3, 1997
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


           1-3950                                    38-0549190
           ------                                    ----------
   (Commission File Number)                (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                      48121
 --------------------------------------                      -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     The Consolidated Financial Statements of Ford Motor Company and Subsidiaries for the year ended and at December 31, 1996 together with the Report on Examination thereof by Coopers & Lybrand L.L.P., independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, are incorporated by reference herein.

     Filed as Exhibit 99 is the First Supplemental Indenture, dated as of December 5, 1996, between Ford Motor Company and The Bank of New York, as Trustee. The First Supplemental Indenture amends the Indenture, dated as of February 15, 1992, between such parties to change the signatures required on debt securities issued under the Indenture.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                 Description                       Method of Filing
-----------                 -----------                       ----------------

Exhibit 20        Consolidated Financial Statements       Filed with this Report
                  of Ford and Subsidiaries for the
                  year ended and at December 31,
                  1996, together with the Report on
                  Examination thereof by Coopers &
                  Lybrand L.L.P., independent certified
                  public accountants.

Exhibit 23        Consent of Experts                      Filed with this Report

Exhibit 27.1      Financial Data Schedule -               Filed with this Report
                  Automotive Segment

Exhibit 27.2      Financial Data Schedule -               Filed with this Report
                  Financial Services Segment

Exhibit 27.3      Financial Data Schedule -               Filed with this Report
                  Conglomerate Total

Exhibit 99        First Supplemental Indenture dated      Filed with this Report
                  as of December 5, 1996, between
                  Ford Motor Company and The Bank
                  of New York, as Trustee.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                       FORD MOTOR COMPANY
                                       --------------------------
                                       (Registrant)


Date:  February 3, 1997             By:/s/Peter Sherry, Jr.
                                       --------------------------
                                       Peter Sherry, Jr.
                                       Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                       DESCRIPTION                          PAGE
-----------                       -----------                          ----
Exhibit 20             Consolidated Financial Statements
                       of Ford and Subsidiaries for the
                       year ended and at December 31, 1996,
                       together with the Report on Examination
                       thereof by Coopers & Lybrand L.L.P.,
                       independent certified public accountants.

Exhibit 23             Consent of Experts

Exhibit 27.1           Financial Data Schedule -
                       Automotive Segment

Exhibit 27.2           Financial Data Schedule -
                       Financial Services Segment

Exhibit 27.3           Financial Data Schedule -
                       Conglomerate Total

Exhibit 99             First Supplemental Indenture dated
                       as of December 5, 1996, between
                       Ford Motor Company and The Bank
                       of New York, as Trustee.